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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 17, 2009

                              DELANCO BANCORP, INC.
                              ---------------------
             (Exact name of registrant as specified in its charter)

        UNITED STATES                     0-52517               36-4519533
        -------------                     -------               ----------
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
incorporation or organization)                               Identification No.)

        615 BURLINGTON AVENUE, DELANCO, NEW JERSEY              08075
        ------------------------------------------              -----
          (Address of principal executive offices)            (Zip Code)


       Registrant's telephone number, including area code: (856) 461-0611
                                                           --------------

                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02       RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
                ---------------------------------------------

         On August 17, 2009, Delanco Bancorp, Inc. (the "Company"), announced its financial results for the quarter ended June 30, 2009. The press release announcing financial results for the quarter ended June 30, 2009 is filed as
Exhibit 99.1 and incorporated herein by reference.

ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                ------------------------------------------------------------
                FISCAL YEAR.
                -----------

         On August 17, 2009, the Board of Directors of the Company amended
Article III, Section 4 of the Company's Bylaws to add an age qualification for directors. Article III, Section 4 of the Company's Bylaws was amended to read as follows:

                  "SECTION 4. QUALIFICATION. Each director shall at all times be the beneficial owner of not less than 100 shares of capital stock of the Subsidiary Holding Company unless the Subsidiary Holding Company is a wholly owned subsidiary of a holding company. No person 70 years of age or older shall be eligible for election, reelection, appointment or reappointment to the Board of Directors. Except for directors who are serving at the time of adoption of this bylaw, who may serve until the expiration of his or her current term, each non-employee director shall retire from the Board of Directors upon the occurrence of his or her 70th birthday."

A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (a)    Financial Statements of Businesses Acquired: Not applicable.

         (b)    Pro Forma Financial Information: Not applicable.

         (c)    Shell Company Transactions: Not applicable.

         (d)    Exhibits

                Number          Description
                ------          -----------

                3.2             Amended and Restated Bylaws

                99.1            Press release, dated August 17, 2009



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DELANCO BANCORP, INC.
                                       ---------------------
                                       (Registrant)


Date: August 20, 2009                  By: /s/ James E. Igo
                                           -------------------------------------
                                           James E. Igo
                                           President and Chief Executive Officer